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                                                                    EXHIBIT 10.5

"THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

                           LEXAR MICROSYSTEMS, INC.

                       WARRANT TO PURCHASE COMMON STOCK

                                                                January 16, 1997

          THIS CERTIFIES THAT, ____________________________________________, or
any registered assigns (the "Holder") having its principal place of business at _______________________________________________, is entitled to subscribe for and purchase from Lexar Microsystems, Inc., a California corporation (the "Company"), at any time on or before the Expiration Date (as defined below), ___________________________________ (_____) fully paid and nonassessable shares
(the "Shares") of the Company's Common Stock, no par value (the "Common Stock") at the Exercise Price (as defined below) on the terms and conditions specified herein. This Warrant is being issued in connection with the issuance of an aggregate principal amount of $_______ of 10% Convertible Notes. Capitalized terms not defined herein shall have the meanings set forth in the 10% Convertible Note.

          This Warrant is subject to the following provisions, terms and conditions:

          1.   Expiration of the Warrant.  The Warrant shall be exercised, if at
               -------------------------
all, on or prior to December 31, 2002 (the "Expiration Date").

          2.   Exercise Price.  Subject to the adjustments provided herein, the
               --------------
Exercise Price of this Warrant shall be Eighty Cents ($.80) per share.

          3.   Exercise of the Warrant.  The purchase rights under this Warrant
               -----------------------
may be exercised, in whole or in part, at any time on or after the date hereof, by the Holder surrendering this Warrant with the form of notice attached hereto duly executed by such Holder, to the Company at its principal office, accompanied by payment, in cash, by wire transfer to an account of the Company, or by check payable to the order of the Company, of the aggregate Exercise Price payable in respect of the Shares of Common Stock being purchased. If less than all of the Shares of Common Stock are purchased, the Company will, upon such exercise, execute and deliver to the Holder hereof a new Warrant (dated the date hereto) evidencing the number of Shares of Common Stock not so purchased. As soon as practicable after the exercise of this Warrant and payment of the aggregate Exercise Price, the Company will cause to be issued in the
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name of and delivered to the Holder hereof, or as such Holder may direct, a certificate or certificates representing the Shares purchased upon exercise.

          The Company may require that such certificate or certificates contain on the face thereof a legend substantially as follows:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER EITHER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE BLUE SKY LAWS, AND ARE SUBJECT TO CERTAIN INVESTMENT REPRESENTATIONS. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER THE ACT AND SUCH APPLICABLE BLUE SKY LAWS, OR AN OPINION OR COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

          Prior to any such exercise, neither the Holder, nor any person entitled to receive Shares issuable upon exercise of the Warrant, shall be or have any rights of a shareholder of the Company.

          4.   Stock Fully Paid:  Reservation of Shares.  The Company covenants
               ----------------------------------------
and agrees that this Warrant and the 10% Convertible Note issued in connection herewith have been duly authorized by all necessary corporate action of the Company and all Shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all liens. The Company also covenants and agrees that, during the period with which the rights represented by this Warrant may be exercised, it shall reserve, for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, at least the maximum number of Shares of Common Stock as are issuable upon the exercise of the rights represented by this Warrant.

          5.   Negotiability and Transfer.  This Warrant is issued upon the
               --------------------------
following terms, to which the Holder consents and agrees:

               (a) Title to this Warrant may be transferred in whole or in part only by endorsement (by the Holder hereof executing the form of assignment attached hereto) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

               (b) Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as absolute owner hereof for all purposes without being affected by any notice to the contrary.

          6.   Adjustment of Exercise Price and Number of Shares. The number and
               -------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

               (a)  Reclassification or Merger. In case of any reclassification,
                    --------------------------
          change or conversion of Common Stock issuable upon exercise of this Warrant (other than a change

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          in par value, or as a result of a subdivision or combination), or in case of any merger or consolidation of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification, exchange or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute and deliver to the Holder a new Warrant (in form and substance reasonably satisfactory to the Holder) providing that the Holder shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of the amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger had the Warrant been exercised immediately prior to such event. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 6 to pursue the economic benefit intended to be conferred upon the Holder by this Warrant. The provisions of this Section 6(a) shall similarly apply to successive reclassification, changes, mergers and transfers.

               (b)  Subdivisions or Combination of Shares. If the Company, at
                    -------------------------------------
          any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Common Stock, the number of shares of Common Stock issuable upon exercise hereof shall be proportionately adjusted and the Exercise Price shall be increased or decreased, as the case may be, so that the aggregate Exercise Price of this Warrant shall at all times remain unchanged.

               (c)  No Impairment. The Company will not, by amendment of its
                    -------------
          Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holders as the holder of this Warrant against impairment.

               (d)  Notices of Record Date. In the event of any taking by the
                    ----------------------
          Company of a record of its stockholders for the purpose of determining stockholders who are entitled to received payment of any dividend (other than a cash divided) or other distribution, any right to subscribe for, purchase or otherwise acquire any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed merger or consolidation of the Company with or into any other corporation, or any proposed sale, lease or conveyance of all of substantially all of the assets of the Company, or any proposed liquidation, dissolution or winding up of the Company, the Company shall mail to the Holder, as the holder of the Warrant, at least ten (10) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend distribution or right and the amount and character of such dividend, distribution or right.

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               (e)  Notice of Adjustments.  Whenever the Exercise Price shall be
                    ---------------------
          adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Holder as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

          7.   Registration Rights. The Holder of this Warrant shall be provided
               -------------------
registration rights with respect to the Common Stock issuable upon exercise of this Warrant on the same terms as provided to the holders of the Financing Stock or such terms provided to the holders of the Series A Preferred Stock of the Company if the financing does not close on or before the Maturity Date.

          8.   Notices. The Company shall mail to the registered holder of the
               -------
Warrant, at its last known post office address appearing on the books of the Company, not less than ten (10) days prior to the date on which (a) a record will be taken for the purpose of determining the holders of Common Stock entitled to dividends or subscription rights, or (b) a record will be taken (or in lieu thereof, the transfer books will be closed) for the purpose of determining the holders of Common Stock entitled to notice of and to vote at a meeting of stockholders at which any capital reorganization, reclassification of shares of Common Stock, consolidation, merger, dissolution, liquidation, winding up or sale of substantially all of the Company's assets shall be considered and acted upon.

          9.   Converted Warrant. At its option, the Holder may request pursuant
               -----------------
to this Section 9 that the Company exchange the Warrant for a particular number of shares subject to the Warrant (the "Converted Warrant Shares") by delivering to the Holder, without payment by the Holder of the Exercise Price per Share of any cash or other consideration, that number of shares of Common Stock equal to the quotient obtained by dividing the Net Value (as hereinafter defined) of the Converted Warrant Shares by the Fair Market Value (as determined (i) by reference to the current market price based upon the last sales price, or bid price if there was no sale, if the Common Stock is publicly traded or (ii) by the Board of Directors acting in good faith if the Common Stock is not publicly traded) of a single share of Common Stock, determined in each case as of the close of business on the date of exercise of the Warrant. The "Net Value" of the Converted Warrant Shares shall be determined by subtracting the aggregate Exercise Price of the Converted Warrant Shares from the aggregate Fair Market Value of the Converted Warrant Shares. All other provisions of the Warrants shall apply to any such exchange of the Warrants pursuant to the terms of this
Section 9.

          10.  Miscellaneous.  The representations, warranties and agreements
               -------------
herein contained shall survive the exercise of this Warrant. References to the "Holder of" include the immediate holders of shares purchased on the exercise of this Warrant, and the word "Holder" shall include the plural thereof.

          All shares of Common Stock or other securities issued upon the exercise of the Warrant shall be validly issued, fully paid and nonassessable, and the Company will pay all taxes in

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respect of the issuance thereof (other than any income or capital gain taxes payable by the holder.)

          11.  Acknowledgement of the Holder.  The Holder hereby represents and
               -----------------------------
warrants as follows:

               (a) To the extent requested, it has provided the Company with complete and accurate information concerning its knowledge, experience and financial condition;

               (b) The undersigned has experience as an investor in securities of companies in the developments and acknowledges that it is able to fend for itself, can bear the economic risk this Warrant and the Shares and the undersigned has such knowledge and experience in financial business matters that the undersigned believes it is capable of evaluating the merits and risks of the prospective investment in this Warrant and the Shares;

               (c) The undersigned recognizes that investment in the Warrant and the Shares may involve a high degree of risk, that transferability and resale is restricted and that, in the event of disposition of the underlying Common Stock, the undersigned could sustain a loss; and

               (d) In connection with its purchase of the Warrant and the Shares, the undersigned represents and warrants that it intends to acquire the Warrant and the Shares for investment purposes and not with a view to or for resale in connection with any distribution thereof, and agrees that it will not sell or assign the Warrant and the Shares without registration under all applicable securities laws or appropriate exemption therefrom. The undersigned understands and acknowledges that the Warrant has not been registered under the Securities Act of 1933, as amended, nor under applicable Blue Sky laws, pursuant to exemptions therefrom, which depend upon its investment intention. The undersigned also understands and acknowledges that the underlying Common Stock has not been, nor will be registered under applicable securities laws and therefore will not be freely transferable and that the shares of Common Stock will be marked with an appropriate legend reciting the resale restrictions.

               (e) The undersigned represents that it qualifies as an "Accredited Investor" for purposes of Regulation D promulgated under the Securities Act.

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          IN WITNESS WHEREOF, this Warrant has been duly executed by the undersigned, as of this ___ day of January, 1998.


                                   LEXAR MICROSYSTEMS, INC.



                                   By:_________________________________

                                      Its:_____________________________


                                   HOLDER



                                   By:_________________________________

                                      Its:_____________________________

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                               SUBSCRIPTION FORM

                  To be signed only upon exercise of Warrant.

     The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase price right represented by such Warrant for, and to purchase thereunder, of the shares of Common Stock of Lexar Microsystems, Inc. (the "Company") to which such Warrant relates and herewith makes payment of $______ therefor in cash or by certified check and requests to be delivered to the undersigned, the address for which is set forth below the signature of the undersigned.


Dated:___________________________

                                          ___________________________________

                                          By:________________________________
                                             Its:____________________________

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                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ("Assignee") the undersigned's entire right, title and interest in and to the Warrant to Purchase Common Stock of Lexar Microsystems, Inc. (the "Company"), and hereby irrevocably appoints ___________________________ as attorney-in-fact to transfer such Warrant on the books of the Company.


Dated:___________________________

                                          ___________________________________
                                          Signature of Assignor

                                          By:________________________________
                                             Its:____________________________


     The Assignee represents that this Warrant and the Shares issuable upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Shares issuable upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee acknowledges that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Shares so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated:___________________________         ___________________________________
                                          Signature of Assignee

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